Risk Management	12 Months Ended
Dec. 31, 2019
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Risk Management
NOTE 4: RISK MANAGEMENT
Financial risk factors
Interest rate risk
The interest rate risk is very limited as the Group has only a limited amount of finance leases and outstanding bank loans. So far, because of the immateriality of the exposure, the Group did not enter into any interest hedging arrangements.
Credit risk
The Group has a limited amount of trade receivables due to the fact that sales to third parties are not significant and thus the Group’s credit risk arises mainly from cash and cash equivalents and deposits with banks and financial institutions. The Group only works with international reputable commercial banks and financial institutions.
Foreign exchange risk
The Group is exposed to foreign exchange risk as certain collaborations or supply agreements of raw materials are denominated in USD. Moreover, the Group has also investments in foreign operations, whose net assets are exposed to foreign currency translation risk (USD). So far, because of the immateriality of the exposure the Group did not enter into any currency hedging arrangements.
At
year-end,
the foreign exchange risk exposure exists mainly on the cash and short-term deposits denominated in USD.

EUR/USD foreign (loss)/gain exposure	+2%	+1%	-1%	-2%
31 December 2019	(€0.1 million)	(€0.1 million)	+€0.1 million	+€0.1 million
31 December 2018	(€0.2 million)	(€0.1 million)	+€0.1 million	+€0.2 million
A depreciation of 1% on the USD versus EUR would translate into an unrealized foreign exchange loss of €60k for the Group at December 31, 2019.
Liquidity risk
The Group is pursuing a strategy to develop therapies to treat unmet medical needs in oncology. Management has prepared detailed budgets and cash flow forecasts for the years 2020 and 2021. These forecasts reflect the strategy of the Group and include significant expenses and cash outflows in relation to the development of selected research programs and product candidates.
Based on its current scope of activities, the Group estimates that its treasury position as of December 31, 2019 is sufficient to cover its cash requirements until the first half 2021, which is beyond the readouts of our clinical trials currently ongoing.
Capital management
The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an adequate structure to limit to costs of capital.